Exhibit 99.1

 WELCOME  ANALYST DAY 2024  JOHN MARKOVICH, CFO, D-WAVE

 FORWARD-LOOKING STATEMENTS  2  COPYRIGHT © D-WAVE   Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. Forward-looking statements in this presentation include, but are not limited to, statements regarding the future growth of the quantum industry and potential investment in quantum; the pace and trajectory of the development of quantum technology; quantum’s future total addressable market (TAM); future commercial use-cases for quantum; D-Wave’s expected production deployments for customers; D-Wave’s progress towards achieving quantum supremacy in significant and meaningful problems; D-Wave’s plans for its Advantage2TM and Advantage3TM systems, as well as its other technological innovations; the potential for increase in value of D-Wave’s technology; the implementation and impact of the National Defense Authorization Act and the National Quantum Initiative; D-Wave's sales and go-to-market strategies; and D-Wave's demand generation and marketing strategies. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the potential for D-Wave’s competitors to outpace its technological growth; general economic conditions and other risks; the risk that we are unable to raise sufficient capital to achieve our business objectives; our ability to expand our customer base and the customer adoption of our solutions; risks within D-Wave’s industry, including anticipated trends, growth rates, and challenges for companies engaged in the business of quantum computing and the markets in which they operate; the outcome of any legal proceedings that may be instituted against us; risks related to the performance of our business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and/or timing thereof; the performance of our products; the effects of competition on our business; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we may never achieve or sustain profitability; the risk that we are unable to secure or protect our intellectual property; volatility in the price of our securities; the risk that our securities will not maintain the listing on the NYSE; and the numerous other factors set forth in D-Wave’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022 and other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

AGENDA

TIME (PST)	SUBJECT	PRESENTING
9:00 am	Welcome and Agenda	**John Markovich**, CFO
9:10 am	Opening Keynote	**Dr. Alan Baratz**, CEO
9:40 am	**Customer Presentations:**	
	Pattison Food Group	**Lindsay Dukowski**, Sr. Manager, Data & Analytics
	Davidson Technologies	**Dale Moore**, President
	IPG / Momentum	**Jason Snyder**, CTO
	VINCI Energies	**Cédric Lejay**, Data Scientist
	Customer Q&A	All
11:00 am	Go-To-Market	**Irwan Owen**, VP, Growth **Andrew Pau**, Transport Sector Leader, Deloitte **Alexander Condello**, Sr. Director, Algorithms, Performance & Tools **Michelle Maggs**, VP, Marketing
11:45 am	Lunch / Break	
12:15 pm	Lab Tour	All
1:15 pm	Systems	**Mark Johnson**, SVP, Quantum Technologies and Systems Products
1:45 pm	Software	**Trevor Lanting**, SVP, Software, Algorithms and Cloud Services
2:15 pm	Q&A Session	All
2:50 pm	Closing Remarks	**John Markovich**

3
COPYRIGHT © D-WAVE
D-WAVE

 ANALYST DAY 2024  LEADING QUANTUM’S TRANSFORMATION OF THE ENTERPRISE  DR. ALAN BARATZ, CEO, D-WAVE

 5  COPYRIGHT © D-WAVE

 TO UNLOCK THE POWER OF QUANTUM COMPUTING TO BENEFIT BUSINESS AND SOCIETY  OUR MISSION  STARTING TODAY  6  COPYRIGHT © D-WAVE

 THIS IS A  PIVOTAL  MOMENT  FROM  EXPERIMENTATION  TO  OPERATIONAL USE  FROM  TOY PROBLEMS  TO  ENTERPRISE SCALE  FROM  POTENTIAL IMPACT  TO  QUANTIFIABLE ROI

 Source: NIST  8  COPYRIGHT © D-WAVE   ANNEALING QUANTUM COMPUTING: THE ONLY MARKET-READY QUANTUM COMPUTING TECHNOLOGY

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- Demonstrated advantage over classical

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"By working with D-Wave and adopting quantum technology as part of our tech stack, we believe we can uncover an even greater collection of data-driven insights to deliver more relevant and effective marketing for our clients, at scale."

– Philippe Krakowsky, CEO of Interpublic Group

MARKET LEADER

advantage
Quantum Annealing
Fifth generation system
5000+ qubits

Leap
Real-Time Quantum Cloud
Quantum hybrid solvers
99% up-time

Ocean
Open-Source Python Tools
Easily configurable
Simplifies use of QC & HSS

Launch
Customer PS On-Ramp
From application eval
to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, BASF, Deloitte., VINCI ENERGIES, Davidson, IPG, Pattison Food Group, accenture, ArcelorMittal, LOCKHEED MARTIN, Johnson & Johnson, BANK OF CANADA BANQUE DU CANADA, BBVA, unisys, DENSO, CaixaBank

THOUGHT LEADERSHIP

220+ U.S. granted patents 130+ Pending worldwide 60+% Annealing AND Gate	Top three quantum patent portfolio globally *(Source: GlobalData)*	40 PhDs	Over 225 scientific papers published

9
COPYRIGHT © D-WAVE
D-Wave

TECH & PRODUCTS DRIVING CUSTOMER USE CASES

Platform Innovation

advantage	advantage2	advantage2 Performance Update	advantage3, ...	Systems
Leap BQM, DQM, CQM Solvers	Leap Next-gen Solver	Leap Targeted Hybrid Solvers	Leap Universal Solvers	Software



Opportunity
$100B Market Opportunity*
2023
2024
2025
2026
2027
2028
2029
20...

Production Application Use Cases

Scheduling & Routing
- Workforce Scheduling
- Job Shop Scheduling
- Vehicle Routing

Allocation & Risk Management
- Resource Allocation
- Customer Offer Allocation
- Portfolio Optimization
- Fraud Detection

Machine Learning
- Model Training
- Prompting Optimization
- Feature Selection

Defense & Aerospace
- Missile Defense Optimization
- Satellite Placement
- Radar Scheduling

Process & Flow
- Wireless Infrastructure Optimization
- Network Flow Optimization
- Supply Chain Optimization

Advanced Use Cases
- Drug Discovery
- Protein Design
- Energy Unit Commitment

** Based on D-Wave analysis and research from Grand View Research, Allied Market Research, Research and Markets and 360 Research Reports*

10 COPYRIGHT © D-WAVE

D:WAVE

 ADVANTAGE2 SYSTEM WILL FEATURE:  HIGHER CONNECTIVITY (degree 20) architecture  HIGHER COHERENCE IC fabrication process  7000+ QUBIT QPU  EARLY BENCHMARKS DEMONSTRATE:  Doubled coherence time for faster time-to-solution  10x increase with error mitigation techniques  More than 40% increase in energy scale for higher quality solutions  4800 qubit prototype ready for test  ADVANTAGE2TM SYSTEM: A GIANT STEP IN PERFORMANCE  Fueling customer success with GREATER QUBIT COHERENCE AND CONNECTIVITY that will address even larger, more complex customer use cases   11  COPYRIGHT © D-WAVE

PATHWAY TO PROVING QUANTUM SUPREMACY: QUANTUM EFFECTS ACCELERATING OPTIMIZATION

MILESTONES ACHIEVED


nature

Article

Quantum critical dynamics in a 5,000-qubit programmable spin glass

https://doi.org/10.1038/s41586-023-05867-2

Received: 27 July 2022

Accepted: 20 February 2023

Published online: 19 April 2023

Check for updates

Andrew D. King[1], Jack Raymond[1], Trevor Lanting[1], Richard Harris[1], Alex Zucca[1], Fabio Altomare[1], Andrew J. Berkley[1], Kelly Boothby[1], Sara Ejtemaee[1], Colin Enderud[1], Emile Hoskinson[1], Shuiyuan Huang[1], Eric Ladizinsky[1], Allison J. R. MacDonald[1], Gaelen Marsden[1], Reza Molavi[1], Travis Oh[1], Gabriel Poulin-Lamarre[1], Mauricio Reis[1], Chris Rich[1], Yuki Sato[1], Nicholas Tsai[1], Mark Volkmann[1], Jed D. Whittaker[1], Jason Yao[1], Anders W. Sandvik[2] & Mohammad H. Amin[1,3]

- Proven scaling performance advantage in theory and measurements of **COHERENT QUANTUM ANNEALING**
- Demonstrated with **ADVANTAGE™** quantum computers
- Demonstrated on hard **MATERIAL SIMULATION** problem instances
- Further increases in coherence time expected to translate into **GREATER PERFORMANCE ADVANTAGE**

RESEARCH NEARING COMPLETION


Biclique
d = ∞
3D dimer
d = 3
2D
d = 2
Classical Compute Time
GPU seconds
6×6×6 dimers
K23,23
Frontier, 10 million yrs
Frontier, 1 year
16×16
area-law scaling
simulated classically
Quantum annealing, time per data point
Number of qubits
Full chip (1220-qubit Adv2 prototype)
Classical Compute Energy
Energy (kilowatt hours)
Global annual consumption
NYC daily consumption
Quantum annealing, energy per data point

- Classical simulations performed on **FRONTIER AND SUMMIT SUPERCOMPUTERS AT OAK RIDGE NATIONAL LAB**
- **EXPONENTIAL ADVANTAGE** over state-of-the-art classical techniques (tensor networks, neural networks, heuristics)
- **CLASSICAL COMPUTERS TOO SLOW** for all but the smallest instances

12 COPYRIGHT © D-WAVE

 PROGRESS ACCELERATING ON GATE MODEL PROGRAM  13  COPYRIGHT © D-WAVE   Demonstrated FAST, SCALABLE READOUT FOR FLUXONIUM  Completed layout of LOGICAL QUBIT PROTOTYPE  Built fluxonium qubits with demonstrated QUANTUM PROPERTIES COMPARABLE TO THE BEST SEEN TO DATE in peer-reviewed scientific literature  RECENT PROGRESS  Flip-chip approach to combines the best of both worlds:  HIGH COHERENCE of single-layer qubit fabrication  SCALABILITY of multi-layer IC control chip  NEXT STEPS  Demonstrate INTEGRATED CONTROL OF FLUXONIUM   Fabricate and build LOGICAL QUBIT

 SOFTWARE ADVANCEMENTS FOR ACCELERATING QUANTUM COMMERCIALIZATION  14  COPYRIGHT © D-WAVE   Only quantum computing service with REAL-TIME ACCESS  Continuing to harden LeapTM Service for GROWING SET OF PRODUCTION APPLICATIONS  PRODUCTION LEADERSHIP  Powerful combination of CLASSICAL AND QUANTUM RESOURCES  Rapidly adapting to SUPPORT CUSTOMER USE CASES  Next gen hybrid solver for IMPROVED PERFORMANCE on growing set of use cases  HYBRID SOLVER INNOVATION  Support VERTICAL MARKET FOCUS  Channel PARTNER SUPPORT  Ongoing SOC 2®️ TYPE 2 COMPLIANCE  GO-TO-MARKET SUPPORT  Next generation solver performance on ‘Travelling Salesperson Problem’

 15  COPYRIGHT © D-WAVE   220+ US granted patents  210+ granted and pending patents worldwide (non-US)  60%+ OF THE PORTFOLIO applies to both gate model and annealing quantum computing  Portfolio covers hardware and software, including systems, qubits and other devices, fabrication, architecture, system software, cryogenics, hybrid quantum computing, and applications of quantum computing  220+ US Granted Patents  500+ GRANTED AND PENDING PATENTS WORLDWIDE, INCLUDING:  D-WAVE QUANTUM PATENT PORTFOLIO RANKED AS 3RD LARGEST IN THE WORLD

THERE IS STRONG ENTERPRISE DEMAND FOR QUANTUM SOLUTIONS

80% OF COMPANIES
plan to increase quantum computing (QC) commitment in next 2-3 years[1]

42% OF BUSINESS LEADERS
see QC as key for logistics/supply chain management[1]

31% OF ENTERPRISES
have abandoned complex problems because of time to solve[2]

CATALYSTS FOR ADOPTION:
business process efficiencies, increased revenue[1]

BENEFITS:
speed, cost, and accuracy

33%
OF COMPANIES FORSEE ANNUAL QC BUDGETS OF $15M OR HIGHER[1]

$850B
EXPECTED TAM BY 2043[3]

99+
NEAR-TERM COMMERCIAL USE CASES IDENTIFIED BY EXPERTS[4]

1. Hyperion research
2. 451 research
3. BCG research
4. McKinsey research

16 COPYRIGHT © D-WAVE

 PRODUCTION APPLICATION DEPLOYMENTSON THE NEAR-TERM HORIZON  17  COPYRIGHT © D-WAVE   # of Proofs of Concept   Built for Customers  Multiple Applications Now Moving Into Production  More Customer Production Deployments Expected in Next 2 Quarters  Deployments Fuel QCaaS Usage and Growth  26

 CUSTOMERS REALIZING TANGIBLE BUSINESS RESULTS WITH D-WAVE TECHNOLOGY  COPYRIGHT © D-WAVE   18  HVAC DESIGN  RADAR SCHEDULING  TOUR SCHEDULING  E-COMMERCE DRIVER DELIVERY SCHEDULING  PRESIDENT  DALE MOORE  CHIEF TECHNOLOGY OFFICER, MOMENTUM  JASON SNYDER  SENIOR MANAGER, DATA & ANALYTICS  LINDSAY DUKOWSKI  DATA SCIENTIST  CÉDRIC LEJAY

 SHAPING GOVERNMENT QUANTUM PROGRAMS FOR INCLUSIVITY AND NEAR-TERM APPLICATION SUPPORT  NATIONAL DEFENSE AUTHORIZATION ACT (NDAA)  Now includes annealing, gate model and hybrid  Tasks DoD with creating near-term quantum application pilot program  NATIONAL QUANTUM INITIATIVE (NQI)  Includes near-term applications tested program at National Science Foundation  Includes industry engagement & inclusivity language   Expands to new government agencies:  Department of Homeland Security    Department of State   Special Operations Association of America   National Aeronautics and Space Agency  19  COPYRIGHT © D-WAVE

 CAPITALIZING ON TAILWINDS  20  COPYRIGHT © D-WAVE   VERTICALIZATION  GOVERNMENT LEGISLATION  SUPREMACY

 THIS IS TRULY A REMARKABLE MOMENT  D-WAVE REMAINS UNIQUELY POSITIONED TO CAPITALIZE ON IT  21  COPYRIGHT © D-WAVE

 SENIOR MANAGER, DATA & ANALYTICS  LINDSAY DUKOWSKI  22  COPYRIGHT © D-WAVE   SCHEDULING OPTIMIZATION

 PRESIDENT  DALE MOORE  23  COPYRIGHT © D-WAVE   RADAR SCHEDULING

 CHIEF TECHNOLOGY OFFICER  JASON SNYDER  24  COPYRIGHT © D-WAVE   TOUR SCHEDULING

 25  COPYRIGHT © D-WAVE   DATA SCIENTIST  CÉDRIC LEJAY   HVAC DESIGN

 CUSTOMER Q&A  ANALYST DAY 2024

 IRWAN OWEN, VICE PRESIDENT, D-WAVE  ANALYST DAY 2024  GROWTH  AND SALES

 COMMERCIAL MOMENTUM & WINS  MOVING INTO PRODUCTION  28  COPYRIGHT © D-WAVE   POC DEVELOPMENT  PRODUCTION  DEPLOYMENT

 WORLDWIDE GO-TO-MARKET STRATEGY  29  COPYRIGHT © D-WAVE   LAND NEW CUSTOMERS AND EXPAND EXISTING BASE  ENGAGE PARTNERS FOR INCREASED BREADTH AND SPEED  REDUCE TIME TO PRODUCTION  PURSUE GOVERNMENT SALES AND GRANTS  PRIORITIZE KEY VERTICAL MARKETS

 Delivery process improvement and implementation  Creation of vertical-specific use-case templates for rapid PoCs  Dedicated team for customer success and account management  Deliver a delightful end-to-end experience  Focus on increasing production usage and identify further expansion  LAND NEW CUSTOMERS WHILE PROGRESSING CURRENT CUSTOMERS  Primary focus on manufacturing and logistics verticals  Secondary focus on government and public sector  All else will be opportunistic including identification of future verticals  Vertically focused sales teams; Regional support for remainder  Staff with vertical experience, expertise and customer connections  Current customers managed through customer success team  New messaging across vertical ICPs and personas  Focussed outreach to increase pipeline volume  Tight coordination between sales and marketing   30  COPYRIGHT © D-WAVE   PROFESSIONAL SERVICES  CUSTOMER SUCCESS  MARKET  SEGMENTATION  VERTICAL TARGETING  LAND NEW CUSTOMERS  PROGRESS EXISTING BASE

 REDUCE TIME TO PRODUCTION APPLICATIONS  ACCELERATE TIME TO PRODUCTION THROUGH VERTICAL SPECIFIC POCs, “lite” POCs and standardized offering to facilitate rapid deployment   31  COPYRIGHT © D-WAVE   2024  CURRENT POCs  VERTICAL SPECIFIC POCs  2025  CUSTOMER REQUESTED POCs  VERTICAL SPECIFIC POCs  “LITE” POCs  “STANDARD OFFERING”  2026  CUSTOMER REQUESTED POCs  VERTICAL SPECIFIC POCs  “LITE” POCs  “STANDARD OFFERING”

 PRIORITIZING VERTICALS AND USE CASES  32  COPYRIGHT © D-WAVE   MANUFACTURING  LOGISTICS  RESOURCE ALLOCATION  JOB SHOP SCHEDULING  FACTORY PLANNING  RESOURCE SCHEDULING  VEHICLE ROUTING  LABOR ALLOCATION  KEY VERTICALS  USE CASES

 33  COPYRIGHT © D-WAVE   SENIOR DIRECTOR, ALGORITHMS, PERFORMANCE AND TOOLS, D-WAVE  ALEX CONDELLO  JOB SHOP SCHEDULINGDEMO

 ENGAGE PARTNERS FOR INCREASED BREADTH AND SPEED  34  COPYRIGHT © D-WAVE   VARs  ISVs  SIs  RESELLERS

 NEW DELOITTE & D-WAVE COLLABORATION TO FUEL QUANTUM ADOPTION IN CANADA  35  COPYRIGHT © D-WAVE

 PURSUE GOVERNMENT SALES & GRANTS  GRANT FUNDING  LEAP POWER USERS  & SYSTEM PLACEMENTS  PUBLIC SECTOR SALES  OPPORTUNITIES WITH NATIONAL LABS  36  COPYRIGHT © D-WAVE   FOUNDATIONAL POLICY WORK IS ENABLING PUBLIC SECTOR SALES EXPANSION

 DEMAND GEN  AND MARKETING  MICHELLE MAGGS, VICE PRESIDENT, D-WAVE  ANALYST DAY 2024

 OUR PROGRESS  “As the only quantum hardware developer in the quantum annealing market, D-Wave is in a unique position of being able to provide enterprises with a quantum computing infrastructure-as-a-service (QCIaaS) offering that is designed to address the needs of enterprises interested in becoming quantum ready using quantum annealing.”   — IDC Spotlight Paper  Customer-focused storytelling  Vertically-focused campaigns  Multi-channel demand gen to grow pipeline  Continued education of the technology, the category and D-Wave’s commercial, technical and scientific leadership   OUR FOCUS  EXTENDING AWARENESS OF D-WAVE AND QUANTUM VIA ALWAYS-ON COMMUNICATIONS AND MARKETING PROGRAMS  38  COPYRIGHT © D-WAVE

 designed to INFORM, INFLUENCE AND EXPEDITE purchase, driving double-digit lead generation growth  DEMAND GENERATION TO FUEL SALES PIPELINE GROWTH  AGGRESSIVE DEMAND GEN PROGRAMS  39  COPYRIGHT © D-WAVE

 VERTICAL-SPECIFIC MARKETING EFFORTS UNDERWAY TO GENERATE HEIGHTENED INTEREST AMONG KEY TARGETS  in logistics optimization and automation, empowering you to MAKE QUANTUM-INFORMED DECISIONS in logistics efficiency, reaching new levels of operational agility, profitability, and competitiveness  D-WAVE IS YOUR STRATEGIC PARTNER  40  COPYRIGHT © D-WAVE

 LUNCH &   LAB TOUR  ANALYST DAY 2024

 MARK JOHNSON, SENIOR VICE PRESIDENT, D-WAVE  QUANTUM TECHNOLOGIES AND SYSTEMS PRODUCTS  ANALYST DAY 2024

DRIVING CUSTOMER USE CASES



Platform Innovation
advantage
Coherent Annealing
advantage2
Error Mitigation
Improved Qubit Coherence
advantage2 Performance Update
Projective Readout for Machine Learning
advantage3, ...
Diabatic Algorithms to Enhance Optimization
Systems
Software
Leap
BQM, DQM, CQM Solvers
Leap
Next-gen Solver
Leap
Targeted Hybrid Solvers
Leap
Universal Solvers
Opportunity
$100B Market Opportunity*
2023
2024
2025
2026
2027
2028
2029
20...

Production Application Use Cases

Scheduling & Routing
- Workforce Scheduling
- Job Shop Scheduling
- Vehicle Routing

Allocation & Risk Management
- Resource Allocation
- Customer Offer Allocation
- Portfolio Optimization
- Fraud Detection

Machine Learning
- Model Training
- Prompting Optimization
- Feature Selection

Defense & Aerospace
- Missile Defense Optimization
- Satellite Placement
- Radar Scheduling

Process & Flow
- Wireless Infrastructure Optimization
- Network Flow Optimization
- Supply Chain Optimization

Advanced Use Cases
- Drug Discovery
- Protein Design
- Energy Unit Commitment

** Based on D-Wave analysis and research from Grand View Research, Allied Market Research, Research and Markets and 360 Research Reports*

43 COPYRIGHT © D-WAVE

D-WAVE

ADVANTAGE2 SYSTEM: A GIANT STEP IN PERFORMANCE

ADVANTAGE2 SYSTEM WILL FEATURE:

- A new **HIGHER CONNECTIVITY** (degree 20) architecture
- A new **HIGHER COHERENCE** IC fabrication process
- A larger **7000+ QUBIT QPU**



4800 qubit prototype ready for test

PROGRESS TOWARDS

ADVANTAGE2 PRODUCT RELEASE

- **Q2 2022** – **500+ QUBIT PROTOTYPE** of new architecture in original Advantage QPU fabrication process demonstrated, available in the Leap service
- **Q1 2023** – Early **400 QUBIT PROTOTYPES** in new fabrication stack calibrated
- **Q4 2023** – **1200+ QUBIT PROTOTYPE** in new fabrication stack shows significant performance improvement over the Advantage system
- **NEXT STEP – 4800 QUBIT QPUs** in new fabrication stack (Early Advantage2 Production System)

44 COPYRIGHT © D-WAVE

 1200 QUBIT ADVANTAGE2 PROTOTYPE DELIVERS PERFORMANCE BOOST ON HARD PROBLEMS  45  COPYRIGHT © D-WAVE   ENERGY SCALE INCREASED BY MORE THAN 40%  Delivers more high-quality solutions  DOUBLED COHERENCE TIME  Faster time-to-solution  EXAMPLE: PERFORMANCE ON SAT PROBLEMS  Advantage2 prototype beats Advantage system more than 90% of the time  Enables solution of larger problems  QUBIT CONNECTIVITY INCREASED FROM 15 TO 20  SAT (Satisfiability)

 Not a replacement for the error correction needed for gate model systems  Residual Energy  Mitigated curve has lower energy  ERROR MITIGATION ON ADVANTAGE2 PROTOTYPE SHOWS GREATLY INCREASED QUBIT COHERENCE  46  COPYRIGHT © D-WAVE   ALLOWS US TO ACHIEVE PERFORMANCE OF A MORE COHERENT PROCESSOR  Nearly 10X INCREASE in effective decoherence time on Advantage2 Prototype  NEAR-TERM APPROACH to reduce errors using quantum computers  Importance of INCREASING COHERENCE

 Demonstrated on hard MATERIAL SIMULATION problem instances  THEORY  EXPERIMENT  *Lower and steeper are better  QUANTUM EFFECTS ACCELERATING OPTIMIZATION  47  COPYRIGHT © D-WAVE   Proven performance scaling advantage in theory and measurements of COHERENT QUANTUM ANNEALING  Demonstrated with ADVANTAGETM quantum computers  Further increases in coherence time expected to translate into GREATER PERFORMANCE ADVANTAGE

 PATHWAY TO PROVING quantum supremacy: QUANTUM EFFECTS ACCELERATING OPTIMIZATION   48  COPYRIGHT © D-WAVE   Classical simulations performed on FRONTIER AND SUMMIT SUPERCOMPUTERS AT OAK RIDGE NATIONAL LAB  EXPONENTIAL ADVANTAGE over state-of-the-art classical techniques (tensor networks, neural networks, heuristics)  CLASSICAL COMPUTERS TOO SLOW for all but the smallest instances

 QUANTUM ANNEALING TECHNOLOGY ACCELERATES GATE MODEL DEVELOPMENT  49  COPYRIGHT © D-WAVE   SUPERCONDUCTING  Fabrication  Design & Test @VLSI Scale  CONTROL / READOUT   Electronics  CRYOGENIC PACKAGING  Superconducting PCB  CRYOGENIC SYSTEMS ENGINEERING  Run-Times Measured in Years  CRYOGENIC FILTERING & I/O  Magnetic & Thermal Shielding

 D-Wave fluxonium qubit  PROGRESS ACCELERATING ON GATE MODEL PROGRAM  50  COPYRIGHT © D-WAVE   Demonstrated FAST, SCALABLE READOUT FOR FLUXONIUM  Completed layout of LOGICAL QUBIT PROTOTYPE  Built fluxonium qubits with demonstrated QUANTUM PROPERTIES COMPARABLE TO THE BEST SEEN TO DATE in peer-reviewed scientific literature  RECENT PROGRESS  Flip-chip approach to combines the best of both worlds:  HIGH COHERENCE of single-layer qubit fabrication  SCALABILITY of multi-layer IC control chip  NEXT STEPS  Demonstrate INTEGRATED CONTROL OF FLUXONIUM   Fabricate and build LOGICAL QUBIT  Control Chip  Qubit Chip  Hybrid quantum package

 LEAP SERVICE, OCEAN SDK, AND HYBRID  TREVOR LANTING, SENIOR VICE PRESIDENT, D-WAVE  ANALYST DAY 2024

TECH DRIVING CUSTOMER USE CASES

Platform Innovation



advantage
advantage2
advantage2 Performance Update
advantage3, ...
Systems
Software
Leap
BQM, DQM, CQM Solvers
Leap
Next-gen Solver
Leap
Targeted Hybrid Solvers
Leap
Universal Solvers
Opportunity
$100B Market Opportunity*
2023
2024
2025
2026
2027
2028
2029
20...

Production Application Use Cases

Scheduling & Routing
- Workforce Scheduling
- Job Shop Scheduling
- Vehicle Routing

Allocation & Risk Management
- Resource Allocation
- Customer Offer Allocation
- Portfolio Optimization
- Fraud Detection

Machine Learning
- Model Training
- Prompting Optimization
- Feature Selection

Defense & Aerospace
- Missile Defense Optimization
- Satellite Placement
- Radar Scheduling

Process & Flow
- Wireless Infrastructure Optimization
- Network Flow Optimization
- Supply Chain Optimization

Advanced Use Cases
- Drug Discovery
- Protein Design
- Energy Unit Commitment

* Based on D-Wave analysis and research from Grand View Research, Allied Market Research, Research and Markets and 360 Research Reports

52 COPYRIGHT © D-WAVE

 SOFTWARE ADVANCEMENTS FOR ACCELERATING QUANTUM COMMERCIALIZATION  53  COPYRIGHT © D-WAVE   Only quantum computing service with REAL-TIME ACCESS  Continuing to harden Leap service for GROWING SET OF PRODUCTION APPLICATIONS  PRODUCTION LEADERSHIP  Powerful combination of CLASSICAL AND QUANTUM RESOURCES  Rapidly adapting to SUPPORT CUSTOMER USE CASES  Next-gen hybrid solver for IMPROVED PERFORMANCE on growing set of use cases  HYBRID SOLVER INNOVATION  Support VERTICAL MARKET FOCUS  Channel PARTNER SUPPORT  Ongoing SOC 2®️ TYPE 2 COMPLIANCE  GO-TO-MARKET SUPPORT

 PRODUCTION LEADERSHIP SUPPORTS INCREASING CUSTOMER APPLICATION DEPLOYMENTS  GROWING SET OF CUSTOMERS IN PRODUCTION  EMPLOYEE SCHEDULING AND DRIVER SCHEDULING use cases currently running  Increasing numbers of customers to DEPLOY PRODUCTION APPLICATIONS in 2024  Infrastructure allows for ZERO DOWNTIME during deployment of new Leap service features  Working toward CONTINUOUS DEPLOYMENT of new Leap service features  INDUSTRY-LEADING PLATFORM PERFORMANCE  First and only full-stack QC technology to ACHIEVE SOC 2®️ TYPE 2 COMPLIANCE  End-to-end monitoring in place to verify > 99% UPTIME  Offering SERVICE LEVEL AGREEMENTS and BUSINESS TIER SUPPORT for production customers  Planning ENHANCED API TOKEN MANAGEMENT and login features in 2024  54  COPYRIGHT © D-WAVE

 COMBINE CLASSICAL AND QUANTUM RESOURCES to solve commercial optimization problems  Flagship hybrid solver CQM - CONSTRAINED QUADRATIC MODEL - supports optimization problems with up to half a million variables  Professional services engagements and growing set of use cases provide powerful LIBRARY OF REAL-WORLD PROBLEMS for further innovation  CQM has undergone rapid changes to support KEY CUSTOMER USE CASES  FEATURE SELECTION example in the Ocean SDK for optimizing machine learning workflows  Results of solver changes on Offer Allocation problem set  Broad-based performance gains  HYBRID SOLVER INNOVATION EXPANDS COMMERCIAL VALUE   55  COPYRIGHT © D-WAVE   CLASSICAL AND QUANTUM WORKING TOGETHER

 Prototype next-generation solver performance on ‘Travelling Salesperson Problem’  NEXT-GENERATION HYBRID SOLVER UNLOCKS HIGHER LEVEL OF PERFORMANCE   56  COPYRIGHT © D-WAVE   ENHANCEMENTS IN UNDERLYING DATA MODEL:  COMPACT REPRESENTATION of complex and constrained non-linear optimization problems  Completed prototype shows INCREASED PERFORMANCE at INCREASED PROBLEM SCALE  Allows broad portfolio of hybrid moves and BENCHMARKING FRAMEWORK for assessing performance  Next-generation hybrid solver will be AVAILABLE IN THE LEAP SERVICE IN 2024

 FULL STACK SUPPORT FOR ADVANTAGE2 SYSTEM  57  COPYRIGHT © D-WAVE   ADVANTAGE2 SYSTEM  Advantage2 QPUs: MOST COHERENT, most HIGHLY CONNECTED annealing QC technology  Supporting hybrid solvers on significantly MORE POWERFUL ADVANTAGE2 PROCESSORS in 2024  Planning improvements to REDUCE SYSTEM LATENCY to deliver solutions faster  Assembling broad set of benchmarking collateral highlighting COMPUTATIONAL POWER of Advantage2 System  Developing controls that allow customers to operate in COHERENT QUANTUM ANNEALING REGIME unlocking value in quantum simulation and sampling

 SYNCHRONIZING PRODUCT AND SALES  58  COPYRIGHT © D-WAVE   CUSTOMER SUCCESS FOCUS  SEAT-BASED PRICING model gives customers all the access and resources needed for developing applications and moving to production  Support for open-source IDEs expands EASE OF TECHNOLOGY ADOPTION  SOC 2®️ TYPE 2 compliance drives confidence in security and integrity of Leap service platform  ACCELERATING COMMERCIALIZATION  Developing key demonstrations supporting our focus on MANUFACTURING and LOGISTICS verticals  Platform support for new CHANNEL PARTNERS  Targeted hybrid solver improvements to speed adoption of KEY USE CASES  On-going compliance initiatives demonstrating Leap service platform SECURITY AND INTEGRITY

 59  COPYRIGHT © D-WAVE   CEO, D-WAVE  DR. ALAN BARATZ  KEY TAKEAWAYS

D-WAVE: BLAZING THE TRAIL FOR COMMERCIAL QUANTUM COMPUTING

- **STRONG PRODUCT ROADMAP** driving improved performance and increased use case applicability
- **QUANTUM SUPREMACY** creating tailwinds for commercial and government
- **VERTICALIZATION** accelerating path to production usage
- **GOVERNMENT LEGISLATION** opening new opportunities


Opportunity
$100B Market Opportunity*
2023
2024
2025
2026
2027
2028
2029
20...

Production Application Use Cases

Scheduling & Routing
- Workforce Scheduling
- Job Shop Scheduling
- Vehicle Routing

Allocation & Risk Management
- Resource Allocation
- Customer Offer Allocation
- Portfolio Optimization
- Fraud Detection

Machine Learning
- Model Training
- Prompting Optimization
- Feature Selection

Defense & Aerospace
- Missile Defense Optimization
- Satellite Placement
- Radar Scheduling

Process & Flow
- Wireless Infrastructure Optimization
- Network Flow Optimization
- Supply Chain Optimization

Advanced Use Cases
- Drug Discovery
- Protein Design
- Energy Unit Commitment

** Based on D-Wave analysis and research from Grand View Research, Allied Market Research, Research and Markets and 360 Research Reports*

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COPYRIGHT © D-WAVE

Q&A SESSION  ANALYST DAY 2024

 CLOSING REMARKS  ANALYST DAY 2024  JOHN MARKOVICH, CFO, D-WAVE

 COMMERCIAL QUANTUM COMPUTING  63  COPYRIGHT © D-WAVE